SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 4, 2011
UNIVERSAL ELECTRONICS INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21044	33-0204817

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
6101 Gateway Drive
Cypress, California 90630

(Address of principal executive offices, with Zip Code)
(714) 820-1000

(Registrant’s telephone number, including area code):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	1
Item 9.01 Financial Statements and Exhibits	1
SIGNATURES	2
INDEX TO EXHIBITS	3
EXHIBIT 99.1

Item 2.02	Results of Operations and Financial Condition
On August 4, 2011, Universal Electronics Inc. (“UEI”) is issuing a press release and holding a conference call regarding its financial results for the second quarter 2011. A copy of the press release is furnished as Exhibit 99.1 to this report.
Pursuant to General Instruction B2 of Form 8-K, the information contained in Exhibit 99.1 will be deemed furnished, and not “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing, or subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.
Use of Adjusted Pro Forma Financial Information
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, UEI provides non-GAAP or Adjusted Pro Forma information in the press release as additional information for its operating results. References to Adjusted Pro Forma information are to non-GAAP pro forma measures. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. UEI’s management believes that this presentation of Adjusted Pro Forma financial information provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, management uses these measures for reviewing the financial results of UEI and for budget planning purposes.

Item 9.01	Financial Statements and Exhibits
(c) Exhibits. The following exhibit is furnished with this report.

99.1	Press Release of Universal Electronics Inc. dated August 4, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Electronics Inc.
Date: August 4, 2011	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer (Principal Financial Officer)

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release dated August 4, 2011

3